UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2019

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

5555 San Felipe Street,	Houston,	TX			77056-2723
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.
On September 12, 2019, Marathon Oil Corporation (the “Company”) priced a reoffering of $600 million of sub-series A bonds (the “Sub-Series A Bonds”), which are part of the $1 billion St. John the Baptist, State of Louisiana Revenue Refunding Bonds Series 2017 issued and purchased by the Company on December 18, 2017, pursuant to a reoffering agreement by and between the Company, and J.P. Morgan Securities LLC, as representative of the remarketing agents named therein (the “Remarketing Agents”). The Sub-Series A Bonds will accrue interest at the interest rates set forth below.

Sub-Series A Bonds	Par Amount	Interest Rate	Interest Payment Dates	First Interest Payment Date	Mandatory Purchase Date
Sub-series A-1	$200,000,000	2.000%	April 1 and Oct. 1	April 1, 2020	April 1, 2023
Sub-series A-2	$200,000,000	2.100%	April 1 and Oct. 1	April 1, 2020	July 1, 2024
Sub-series A-3	$200,000,000	2.200%	April 1 and Oct. 1	April 1, 2020	July 1, 2026

The reoffering agreement contains customary representations, warranties and agreements of the Company and other customary obligations of the parties and termination provisions. The agreement also provides for the indemnification by the Company of the Remarketing Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The transaction is expected to close on October 1, 2019, subject to customary closing conditions.

Forward-looking Statements
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, including statements regarding the completion of the proposed remarketing, are forward-looking statements. While the Company believes that its assumptions concerning future events are reasonable, a number of factors could cause results to differ materially including the failure to satisfy closing conditions, our ability to remarket the bonds as well as risk factors, forward-looking statements and challenges and uncertainties described in the Company's 2018 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases, available at www.marathonoil.com. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

September 12, 2019	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer